EXHIBIT 32.01

SHADES HOLDINGS, INC.

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE

SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q for the quarter ended March 31, 2012 of Shades Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean M. Lyons, Principal Executive Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities and Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sean M. Lyons

Sean M. Lyons

Principal Executive Officer

May 21, 2012